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                                                                 EXHIBIT (j)(2)


                       CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the reference to us under the heading "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for the Van Kampen High Income Corporate Bond Fund.

/s/ PRICEWATERHOUSECOOPERS LLP



PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
December 20, 2001